                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 _______________

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 23, 2002
                                                           -------------

                       TRUMP'S CASTLE HOTEL & CASINO, INC.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

          New Jersey                          333-56865                          11-2735914
          ----------                          ---------                          ----------
(State or other jurisdiction of        (Commission File Number)       (I.R.S. Employer Identification
        incorporation)                                                             Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                            08401
-----------------------------                                        -----
(Address of Principal Executive Offices)                             (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                          TRUMP'S CASTLE FUNDING, INC.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

          New Jersey                           1-09029                           11-2739203
          ----------                          ---------                          ----------
(State or other jurisdiction of        (Commission File Number)       (I.R.S. Employer Identification
        incorporation)                                                             Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                            08401
-----------------------------                                        -----
(Address of Principal Executive Offices)                             (Zip Code)


       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                         TRUMP'S CASTLE ASSOCIATES, L.P.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)


          New Jersey                         33-68038-01                         22-2608426
          ----------                         -----------                         ----------
(State or other jurisdiction of        (Commission File Number)       (I.R.S. Employer Identification
        incorporation)                                                            Number)


Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                            08401
-----------------------------                                        -----
(Address of Principal Executive Offices)                             (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

Item 7. Financial Statements and Exhibits.

(c)  Exhibits:

Exhibit No.    Description

99.1           Press Release, dated July 23, 2002, of Trump Hotels & Casino
               Resorts, Inc.

Item 9. Regulation FD Disclosure.

         Filed as an exhibit hereto is a Press Release, dated July 23, 2002, issued by Trump Hotels & Casino Resorts, Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     TRUMP'S CASTLE HOTEL & CASINO, INC.


Date: July 24, 2002                  By: /s/ JOHN P. BURKE
                                        ----------------------------------------
                                     Name:  John P. Burke
                                     Title: Vice President and Treasurer


                                     TRUMP'S CASTLE FUNDING, INC.


Date: July 24, 2002                  By: /s/ JOHN P. BURKE
                                         ---------------------------------------
                                     Name:  John P. Burke
                                     Title: Vice President and Treasurer


                                     TRUMP'S CASTLE ASSOCIATES, L.P.
                                     By:    Trump's Castle Hotel & Casino, Inc.,
                                            Its General Partner

Date: July 24, 2002                  By: /s/ JOHN P. BURKE
                                        ----------------------------------------
                                     Name:  John P. Burke
                                     Title: Vice President and Treasurer

                                  EXHIBIT INDEX

Exhibit No.    Description                                                                       Page No.
-----------    -----------                                                                       --------
99.1           Press Release, dated July 23, 2002, of Trump Hotels & Casino Resorts, Inc.